                                                                   Exhibit 10.1

                      Consent of Independent Accountants

  We hereby consent to the incorporation by reference in the Registration Statement on Form F-3 (No. 333-8264) of Nippon Telegraph and Telephone Corporation of our report dated September 14, 2001, relating to the financial statements and financial statement schedules of Nippon Telegraph and Telephone Corporation, which appears on page F-2 of this Form 20-F.

/s/ PricewaterhouseCoopers

Tokyo, Japan
September 14, 2001